EXHIBIT 32.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Meritage Corporation (the “Company”) on Form 10-K for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry W. Seay, Chief Financial Officer of the Company certify, to the best of my knowledge, that:

(1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MERITAGE CORPORATION,
a Maryland Corporation

By /s/ LARRY W. SEAY
Larry W. Seay
Chief Financial Officer

March 12, 2004